                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             JACOBSON STORES INC.
                (Name of Registrant as Specified In Its Charter)

                             JACOBSON STORES INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or  14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to
        Exchange Act Rule 0-11:1
     4) Proposed maximum aggregate value of transaction:

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                              JACOBSON STORES INC.







                                     NOTICE

                                       OF

                                 ANNUAL MEETING

                                      AND

                                PROXY STATEMENT

                              JACOBSON STORES INC.
                  3333 SARGENT ROAD, JACKSON, MICHIGAN  49201
                 NOTICE OF 1994 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 26, 1994

                             TO THE SHAREHOLDERS OF
                             JACOBSON STORES INC.:


            The 1994 Annual Meeting of Shareholders of Jacobson Stores Inc. will be held at the corporate offices, 3333 Sargent Road, Jackson, Michigan 49201, on Thursday, May 26, 1994, at 11:30 a.m., local time, for the following purposes:

                (1) To elect Paul W. Gilbert, Patricia Shontz Longe, Philip H. Power, and Robert L. Rosenfeld as Class II Directors, to serve until the 1997 Annual Meeting of Shareholders or until their successors are elected and qualified, and Kathleen McCree Lewis and James L. Wolohan as Class III Directors, to serve until the 1995 Annual Meeting of Shareholders or until their successors are elected and qualified;

                (2) To consider and act on a proposal to approve the Jacobson Stock Option Plan of 1994, as set forth in the proxy statement;

                (3) To consider and act on a proposal to appoint Arthur Andersen & Co., independent certified public accountants, as auditors for the fiscal year ending January 28, 1995; and

                (4) To transact any other business that may properly come before the meeting or any adjournments thereof.

            Common shareholders of record at the close of business on March 28, 1994 will be entitled to notice of and to vote at the meeting.

            Your attention is directed to the proxy statement submitted with this notice.

                                             By order of the Board of Directors,

                                             RICHARD Z. ROSENFELD, Secretary

Jackson, Michigan, April 15, 1994.


Shareholders are requested to specify their choice, date, sign and return the enclosed proxy in the enclosed envelope.

                              JACOBSON STORES INC.

                                PROXY STATEMENT

                                      FOR

                      1994 ANNUAL MEETING OF SHAREHOLDERS


       This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Jacobson Stores Inc. (the "Company") for use at its 1994 Annual Meeting of Shareholders, to be held Thursday, May 26, 1994, at 11:30 a.m., local time, at the corporate offices, 3333 Sargent Road, Jackson, Michigan 49201, and at any adjournments thereof, for the purposes set forth in the accompanying notice. This proxy statement and the enclosed form of proxy are first sent or given to security holders on or about April 15, 1994.

       If the enclosed proxy is properly executed and returned to the Company, all shares represented will be voted in the manner specified. A proxy may be revoked at any time before it is exercised.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

       As of March 1, 1994, 5,779,021-2/3 shares of the Company's Common Stock, par value $1 per share, were outstanding and entitled to vote. (References to outstanding shares exclude treasury shares.) Common shareholders of record at the close of business on March 28, 1994 will be entitled to notice of and to vote at the meeting. Each shareholder is entitled to one vote for each Common share held on the record date. Shares may not be voted cumulatively.

       The following table and the explanation on pages 2-3 provide information as of March 1, 1994 (or, in one case as explained on page 3, December 31, 1993) about each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, which is its only class of voting securities:

                                                  Amount and Nature of
                                                  Beneficial Ownership
                                             --------------------------------
Name and Address of                Sole Voting                 Shared Voting           Percent
Beneficial Owner                 and/or Investment           and/or Investment        of Class
- -----------------               ------------------           -----------------        --------

Mark K. Rosenfeld                     1,501                      819,720-1/3             14.2
  3333 Sargent Road
  Jackson, Michigan  49201


                                                         Amount and Nature of
                                                         Beneficial Ownership
                                                   --------------------------------
Name and Address of                 Sole Voting              Shared Voting       Percent
Beneficial Owner                 and/or Investment         and/or Investment     of Class
- -----------------               ------------------         -----------------     --------

Robert L. Rosenfeld                  18,600                    819,720-1/3         14.5
  4535 Fourth Road North
  Arlington, Virginia  22203-
                        2342

David A. Rosenfeld                      325                    819,720-1/3         14.2
  875 Battery
  San Francisco, California
           94111

David L. Babson & Company, Inc.     396,200                     41,600              7.6
  One Memorial Drive
  Cambridge, Massachusetts
    02142-1300

Comerica Bank                       412,131                      1,475              7.2
  One Detroit Center
  Detroit, Michigan  48275

Dimensional Fund Advisors, Inc.     359,450                        ---              6.2
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California
           90401

       The following table and explanation provide information as of March 1, 1994 about shares of the Company's Common Stock beneficially owned by each director, each of the five most highly compensated executive officers identified on page 8, and all directors and executive officers as a group.

                                                         Amount and Nature of
                                                         Beneficial Ownership
                                                     -----------------------------
                                    Sole Voting              Shared Voting       Percent
Name                             and/or Investment       and/or Investment(1)    of Class
- -----                            -------------------     -------------------     ----------

Herbert S. Amster                     4,750  (2)                 5,809                 *
Frank Couzens, Jr.                   14,650  (2)                 ---                   *
Nathan Forman                         3,000  (3)                11,243                 *
James B. Fowler                      13,079  (4)                 1,187                 *
J.R. Fowler                          82,586  (5)                81,085                2.8
Paul W. Gilbert                       4,250  (4)                16,336     (6)         *
Herman S. Kohlmeyer, Jr.              7,000  (2)               210,000-2/3            3.8
Kathleen McCree Lewis                 1,000  (7)                   ---                 *
Patricia Shontz Longe                 5,000  (2)                   ---                 *
Robert L. Moles                       5,362  (3)                   ---                 *
Michael T. Monahan                    3,500  (2)                   ---                 *
Philip H. Power                       3,800  (2)                   ---                 *
Mark K. Rosenfeld                     1,501                    819,720-1/3 (8)       14.2
Richard Z. Rosenfeld                110,354                     64,175                3.0

                                                          Amount and Nature of
                                                          Beneficial Ownership
                                                      -----------------------------
                                           Sole Voting         Shared Voting          Percent
Name                                   and/or Investment     and/or Investment(1)    of Class
- -----                           ------------------------- -------------------------  -----------

Robert L. Rosenfeld                     18,600                      819,720-1/3     (8)       14.5
James L. Wolohan                         2,000       (7)                 ---                    *
All directors and                      289,277       (9)           1,209,566       (10)       25.7
  executive officers (20
  persons including those
  named above)

                          * Less than 1% of the class

       (1) Includes shares owned by spouse and/or children if the named individual has or shares voting power and/or investment power.
       (2) Includes 2,500 shares that may be acquired on exercise of options.
       (3) Includes 2,000 shares that may be acquired on exercise of options.
       (4) Includes 4,250 shares that may be acquired on exercise of options.
       (5) Includes 1,500 shares that may be acquired on exercise of options.
       (6) Includes 1,836 shares that may be acquired on conversion of debentures.
       (7) Includes 1,000 shares that may be acquired on exercise of options.
       (8)  Includes 5,000 shares that may be acquired by Mark K.
            Rosenfeld and 2,500 shares that may be acquired by Robert L. Rosenfeld on exercise of options, and 459 shares that may be acquired by Mark K. Rosenfeld or his wife as custodian and by his adult son on the conversion of debentures.
       (9) Includes 35,750 shares that may be acquired on exercise of options.
       (10) Includes 7,500 shares that may be acquired on exercise of options and 2,295 shares that may be acquired on the conversion of debentures.


       All information about beneficial ownership, set forth in the stock ownership tables, is based on information furnished by the shareholder, director, or executive officer.

       The following additional information is furnished in explanation of the stock ownership tables:

       259,765-1/3 shares of Common Stock registered in the names of Robert L. Rosenfeld individually and as trustee, and his wife, 254,829 shares in the names of David A. Rosenfeld and his wife, and 296,167 shares in the names of Mark K. Rosenfeld and his wife individually and as trustee or custodian, and an adult son of Mark
K. Rosenfeld, are subject to a Voting and Transfer Restriction

Agreement. Irrevocable proxies have been signed by which any two of the three brothers may vote all shares subject to the Agreement. The transfer of the shares is restricted by the terms of the Agreement. The Agreement continues until December 31, 2000, unless it is terminated earlier according to its terms. Each party disclaims any beneficial interest in the shares owned by his brothers and the wife, trusts and issue of his brothers. All shares subject to the Agreement, as well as 7,959 shares that may be acquired on exercise of options and conversion of debentures, as referred to in note (8) above, are shown in the stock ownership tables as beneficially owned by each of the brothers, but are counted only once in the total for all directors and executive officers.

       23,465 shares of Common Stock are held by Richard Z. Rosenfeld and Betty Ann Landman as Co-Personal Representatives of the Estate of Henriette S. Rosenfeld, deceased.

       45,279 shares of Common Stock are held by Richard Z. Rosenfeld as trustee under revocable Trust Agreement dated December 14, 1968, established by Jacques A. Preis. Richard Z. Rosenfeld disclaims any beneficial interest in the shares, but they are shown as beneficially owned by him.

       As of March 1, 1994, David L. Babson & Company, Inc., a registered investment adviser, exercised investment discretion with respect to 437,800 shares of the Company's Common Stock which were owned by various investors.

       As of March 1, 1994, Comerica Bank held, as beneficial owner, an aggregate of 413,606 shares of the Company's Common Stock, which includes 8,325 shares which may be acquired on the conversion of debentures, in various fiduciary capacities, including 182,285 shares as Trustee of the Company's pension and profit sharing plans.

       As of December 31, 1993, Dimensional Fund Advisors, Inc., a registered investment advisor, was deemed to have beneficial ownership of 359,450 shares of the Company's Common Stock held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional Fund Advisors, Inc. disclaims beneficial ownership of all such shares.

       The shareholdings reported above exclude the beneficial interest of the executive officers of the Company in 182,285 shares of Common Stock held in the Company's pension and profit sharing plans.

STOCK OWNERSHIP REPORTS

       Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding 10% or more of its Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "S.E.C."). The Company is required to report in this proxy statement any late filings of reports of stock transactions in fiscal 1993, and any known failure to file a required report. Based on written representations of its directors and executive officers and its 10% shareholders, and copies of reports that have been filed with the S.E.C., the Company believes that all such persons complied with the filing requirements for all transactions in fiscal 1993.


                             ELECTION OF DIRECTORS

       The Company's by-laws provide for a Board of Directors consisting of not less than three members as determined by the Board. The directors are divided into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year. At each annual meeting of shareholders, the successors of the class of directors whose term expires at that meeting are elected for a three-year term. Directors are elected by a plurality of the votes cast. A proxy which withholds authority from voting for one or more or all nominees is considered a vote against such nominee or nominees.

       The directors whose term of office expires at the 1994 Annual Meeting of Shareholders are J. R. Fowler, Paul W. Gilbert, Patricia Shontz Longe, Philip
H. Power, and Robert L. Rosenfeld (Class II Directors), and Kathleen McCree Lewis and James L. Wolohan (Class III Directors, elected by the Board of Directors pursuant to the Company's Restated Articles of Incorporation). The Board of Directors has determined that the number of directors shall be thirteen, which is one less than the present number, and has nominated Mr. Gilbert, Dr. Longe, Mr. Power, and Robert L. Rosenfeld, each of whom is currently a director, as Class II Directors, to serve until the 1997 Annual Meeting of Shareholders or until their successors are elected and qualified, and has nominated Ms. Lewis and Mr. Wolohan, each of whom is currently a director, as Class III Directors, to serve until the 1995 Annual Meeting of Shareholders or until their successors are elected and qualified. J. R. Fowler is not eligible for re-election under the Company's retirement policy for directors. The terms of office of the other Class III Directors and the Class I Directors will expire at the annual meetings of shareholders in 1995 and 1996, respectively.

        It is intended that each proxy given pursuant to this solicitation will be voted in favor of election of each of the six director nominees named, unless the shareholder withholds authority to vote for any one or more or all nominees in the manner indicated on the proxy.

       Management has no reason to believe that any nominee will be unable to serve; but if any should be unable to serve, the persons named in the enclosed proxy will vote for a substitute nominee or nominees, and/or for fewer nominees, according to their judgment.

       Proxies cannot be voted for more than four nominees as Class II Directors or for more than two nominees as Class III Directors.

       The following information is furnished with respect to the members of the Board of Directors and nominees:

                              Principal Occupation         First           Current
                                 and Positions             Became           Term
    Name                        with the Company      Age  Director  Class  Expires
- ---------------------------------------------------------------------------------

Herbert S. Amster (5)  Management consultant;           59   1967    I     1996
                       formerly Chairman of
                       the Board and Chief
                       Executive Officer,
                       Irwin Magnetic Systems,
                       Inc., computer periph-
                       eral development and
                       manufacturing company,
                       Ann Arbor, Michigan

Frank Couzens, Jr. (5) Interim President,               70   1957    III   1995
                       Center for Creative
                       Studies, Detroit, Michigan;
                       formerly Executive Vice
                       President, Manufacturers
                       Bank, N.A., Detroit, Michigan

James B. Fowler (1)    President, Jacobson              46   1988    I     1996
                       Stores Inc.

J. R. Fowler (1, 3)    Retired; consultant              76   1950    II    1994
                       to, and formerly
                       Chairman of the Board,
                       Jacobson Stores Inc.

Paul W. Gilbert (1, 2) Vice Chairman of the             49   1988    II    1994
                       Board, Jacobson Stores
                       Inc.

Herman S. Kohlmeyer,   Senior Vice President-           61   1971    I     1996
  Jr.                  Investments, Prudential
                       Securities, Inc.,
                       New Orleans, Louisiana


                        Principal Occupation             First              Current
                           and Positions                 Became              Term
    Name                 with the Company         Age   Director    Class   Expires
- ------------------------------------------------------------------------------------

Kathleen McCree Lewis  Attorney; member,           46      1993      III     1994
                  (4)  Dykema Gossett PLLC,
                       Detroit, Michigan

Patricia Shontz Longe  Economist; Senior           60      1973       II     1994
               (2, 5)  partner, The Longe
                       Company, economic con-
                       sulting and investment
                       company, Naples, Florida

Michael T. Monahan(5)  President and Chief         55      1990      III     1995
                       Operating Officer,
                       Comerica Bank,
                       Detroit, Michigan

Philip H. Power (2, 5) Chairman of the Board,      55      1985       II     1994
                       Suburban Communications
                       Corporation, newspaper
                       publisher, Livonia,
                       Michigan

Mark K. Rosenfeld (1)  Chairman of the Board       48      1976       I      1996
                       and Chief Executive
                       Officer, Jacobson
                       Stores Inc.

Richard Z. Rosenfeld   Attorney, Rosenfeld,        62      1957      III     1995
                (1,5)  Grover & Frang, P.C.,
                       Jackson, Michigan;
                       Secretary, Jacobson
                       Stores Inc.

Robert L. Rosenfeld(2) Program Manager,            56      1967       II     1994
                       Advanced Research
                       Projects Agency,
                       U.S. Department of
                       Defense, Arlington,
                       Virginia

James L. Wolohan (4)   President and Chief         42      1993      III     1994
                       Executive Officer,
                       Wolohan Lumber Co.,
                       Saginaw, Michigan

       (1)     Members of Executive Committee.
       (2) Class II Directors, whose current term expires at the 1994 Annual Meeting; nominated to serve until 1997.

       (3) Class II Director, whose current term expires at the 1994 Annual Meeting; not eligible for re-election.
       (4) Class III Directors, whose current term expires at the 1994 Annual Meeting; nominated to serve until 1995.
       (5)     See information on page 6 under the caption
               "Certain Relationships and Related Transactions."



       Mr. Amster was formerly a Vice President of the Company. He was Chairman of the Board and Chief Executive Officer of Irwin Magnetic Systems, Inc., 1985-1989; Senior Vice President Corporate Development, and a director, of Cipher Data Products Incorporated, 1989-1990; and Senior Vice President Corporate Development, Archive Corporation, 1990. He is now an independent management consultant. He is a director of TriMas Corporation and First of America Bank- Ann Arbor.

       Mr. Couzens was Executive Vice President of Manufacturers Bank, N.A. (now Comerica Bank) from 1977 until his retirement in 1989. He became Interim President of the Center for Creative Studies in 1993. He is a director of Wilson, Kemp & Associates, a subsidiary of Comerica Incorporated.

       James B. Fowler has held merchandising positions with the Company since 1972, was Vice President-Divisional Merchandise Manager, 1984-1987, Executive Vice President-Marketing, 1987-1993, and has been President since 1993.

       J. R. Fowler was President of the Company, 1966-1982, Chairman of the Board and Chief Executive Officer, 1982-1992, and Chairman of the Board until his retirement in 1993. He is a consultant to the Company, and is a director of Comerica Bank & Trust, F.S.B. (Florida), Guardsman Products, Inc., and Tecumseh Products Company.

       Mr. Gilbert was Vice President and Controller of the Company, 1976-1984, Senior Vice President and Chief Financial Officer, 1984- 1988, Executive Vice President and Chief Financial Officer, 1988- 1993, Treasurer, 1991-1993, and has been Vice Chairman of the Board since 1993.

       Mr. Kohlmeyer was First Vice President of Thomson McKinnon Securities, Inc., 1981-1987, and has been Senior Vice President-Investments of Prudential Securities, Inc. since 1988.

       Ms. Lewis has been a member of Dykema Gossett PLLC and its predecessor since 1973.

       Dr. Longe was Professor of Business Administration in the Graduate School of Business Administration of the University of Michigan for more than five years prior to 1986. She has been senior partner of The Longe Company, an economic consulting and investment company, of Naples, Florida, since 1981.
She is a director of The Detroit Edison Company, The Kroger Company, Comerica Incorporated, Comerica Bank & Trust, F.S.B. (Florida), and The Warner-Lambert Company.

       Mr. Monahan was an executive officer of Manufacturers Bank, N.A. for more than five years, and was President and Chief Operating Officer, 1989-1992. Following the merger of Comerica Incorporated and Manufacturers National Corporation in 1992, he has been President and Chief Operating Officer, and a director, of Comerica Bank. In addition, he has been President and a director of Comerica Incorporated since 1993.

       Mr. Power founded Suburban Communications Corporation, a publisher of newspapers, in 1974, and has been its Chairman of the Board since that date. He is a director of Daedalus Enterprises, Inc., and a Regent of the University of Michigan.

       Mark K. Rosenfeld has been an executive officer of the Company since 1976, was President, 1982-1993, Chief Operating Officer, 1987-1992, and has been Chief Executive Officer since 1992 and Chairman of the Board since 1993. He is a director of Great Lakes Bancorp.

       Richard Z. Rosenfeld has been a member of Rosenfeld, Grover & Frang, P.C. since 1981, and Secretary of Jacobson Stores Inc. since 1964.

       Robert L. Rosenfeld held various engineering and administrative positions with Consumers Power Company, a public utility, from 1970-1984; was Principal Engineer with Technical Analysis Corporation, technical consultants, 1984-1985; and has been Program Manager, Advanced Research Projects Agency (formerly Defense Advanced Research Projects Agency) since 1985.

       Mr. Wolohan has held executive positions with Wolohan Lumber Co. for more than ten years. He was Vice President and General Merchandise Manager, 1984-1986, President and Chief Operating Officer, 1986-1987, and has been President and Chief Executive Officer since 1987.

       Robert L. and Mark K. Rosenfeld are brothers. Richard Z. Rosenfeld is their first cousin.

       James B. Fowler is a son of J. R. Fowler.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       The Company and its subsidiaries have business relationships and transactions in the ordinary course of business with the following entities, of which the directors of the Company named below are officers or directors. The Company considers that the terms of all transactions referred to are comparable to those which would have been reached with unaffiliated parties.

        The Company and its subsidiaries regularly deposit money with and borrow money from various banks, including Comerica Bank and First of America Bank-Ann Arbor. Michael T. Monahan is President and Chief Operating Officer and a director of Comerica Bank, and President and a director of Comerica Incorporated. Patricia Shontz Longe is a director of Comerica Incorporated, the holding company which operates Comerica Bank. Herbert S. Amster is a director of First of America Bank-Ann Arbor. Information on the Company's banking relationships with Comerica Bank and First of America Bank-Ann Arbor in fiscal 1993 are reported on pages 10-11 under the caption "Compensation Committee Interlocks and Insider Participation."

       The Company regularly advertises in various newspapers and other periodicals, including newspapers published by Suburban Communications Corporation, of which Philip H. Power is Chairman of the Board. Information on the Company's fiscal 1993 advertising in newspapers published by Suburban Communications Corporation is reported on page 11 under the caption "Compensation Committee Interlocks and Insider Participation."

       The Company retains Rosenfeld, Grover & Frang, P.C., of which Richard Z. Rosenfeld is a member, as its primary legal counsel. Information on the fees paid by the Company to that law firm is set forth immediately below under the caption "Compensation of Directors."


COMPENSATION OF DIRECTORS

       The Company compensates its directors at the rate of $9,000 per year ($12,000 for committee chair) plus $750 for each Board meeting attended and each directors' committee meeting attended; except that no director fees are paid to any director who is a full-time employee of the Company (Mark K. Rosenfeld, Mr. Gilbert, and James B. Fowler) or counsel for the Company (Richard Z. Rosenfeld). Directors are eligible to defer director fees, with interest thereon, until after termination of service as a director of the Company.

       Under the Company's Stock Option Plan of 1983, non-statutory stock options were granted to the following directors of the Company in 1993, at the following prices, which in each case was the fair market value on the date of grant:

                                                                        Exercise Price
       Name                                             Options           per Share
       ----                                            ---------        --------------
       Herbert S. Amster                                   500 sh.           $ 12-7/8
       Frank Couzens, Jr.                                  500                 12-7/8
       James B. Fowler                                       0                   -
       J. R. Fowler                                      1,000                 14
                                                           500                 12-7/8

                                                        Exercise Price
       Name                       Options                  per Share
       ----                      ---------              --------------
       Paul W. Gilbert                  0                   -
       Herman S. Kohlmeyer, Jr.       500                 12-7/8
       Kathleen McCree Lewis        1,000                 12-1/4
       Patricia Shontz Longe          500                 12-7/8
       Michael T. Monahan             500                 12-7/8
       Philip H. Power                500                 12-7/8
       Mark K. Rosenfeld                0                   -
       Richard Z. Rosenfeld             0                   -
       Robert L. Rosenfeld            500                 12-7/8
       James L. Wolohan             1,000                 12-1/4

       The term of each director option is five years. No director options have been exercised.

       The Company has agreed to pay J. R. Fowler $137,500 per year from February 1, 1993 through January 31, 1998, in consideration of his prior service and his agreement not to compete with the Company. The payments are to continue in the event of his permanent incapacity or death. Disability benefits may also be available under insurance maintained by the Company. As long as Mr. Fowler remains a member of the Board of Directors, he will be entitled to director fees at the same rates paid by the Company to other directors who are not employees of or counsel for the Company.

       The Company retains Rosenfeld, Grover & Frang, P.C., of which Richard Z. Rosenfeld is a member, as its primary legal counsel. During the year ended January 29, 1994, the Company paid that law firm $86,000 for legal services and reimbursed $3,000 in disbursements.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

       The Company's Board of Directors held six meetings during the year ended January 29, 1994.

       There are five permanent committees of the Board of Directors:
Executive Committee, Audit Committee, Organization and Compensation Committee, Nominating Committee, and Retirement Plans Committee.

       The Audit Committee consists of Directors Longe (Chair), Amster, Couzens, J. R. Fowler, Lewis, and Robert L. Rosenfeld. It met twice during the year. The Audit Committee reviews the Company's accounting policies and reporting practices, internal controls, and security procedures; reviews and evaluates the scope and results of the audits completed by the Company's internal auditor; and recommends to the Board, subject to shareholder approval, the selection of independent public accountants, reviews the quality standards maintained in their audit of the Company's financial statements, and evaluates their independence and professional competence, as well as the scope and results of their audit.

       The Organization and Compensation Committee consists of Directors Amster (Chair), Couzens, Kohlmeyer, Longe, Monahan, Power, Wolohan, and Mark K. Rosenfeld (non-voting). It met twice during the year. It reviews the development of corporate management and succession, reviews salaries and bonuses of officers and other key managerial employees, reviews the Company's employee benefit plans and policies, administers the Company's Deferred Compensation Plan, served as the employee option committee under the Company's Stock Option Plan of 1983, and is intended to serve as the employee option committee under the proposed Jacobson Stock Option Plan of 1994, described below.

       The Nominating Committee consists of Directors Couzens (Chair), Monahan, Power and Mark K. Rosenfeld. It met once during the year. It considers nominees for directorship in the Company. The Company's Restated Articles of Incorporation contain procedures to be followed by any shareholder who intends to nominate a candidate for the Board of Directors. A written notice should be delivered to the Secretary of the Company not less than 120 days before the anniversary date of the Company's proxy statement for the previous year's annual meeting of shareholders. The notice should set forth the name, age, business address and residence address of each nominee proposed; the principal occupation or employment of each nominee; the number of shares of stock of the Company which are beneficially owned by each nominee; a statement that the nominee is willing to be nominated; and such other information concerning each nominee as is required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such nominees. Any nomination not made in accordance with this procedure will be void.

       The Retirement Plans Committee consists of Directors Robert L. Rosenfeld (Chair), Amster, James B. Fowler, J. R. Fowler, and Mark K. Rosenfeld. It met twice during the year. It expects to meet at least annually with the fund managers of the Company's funded employee benefit plans, and other consultants to the plans, to review investment performance and objectives.

       During the year, every director except Mr. Wolohan attended at least 75% of the meetings of the Board and any committees on which the director served.


                             EXECUTIVE COMPENSATION

       The following table and footnotes summarize the compensation for the last three fiscal years of each of the Company's five most highly compensated executive officers in fiscal 1993:

                           SUMMARY COMPENSATION TABLE


                                                                      Long Term Compensation
                                                                   -----------------------------
                                     Annual Compensation                 Awards             Payouts
                                  --------------------------       ------------------       -------
                                                    Other                                  Long Term
                                                   Annual        Restricted Securities    Incentive    All Other
                                                  Compensa-        Stock    Underlying       Plan       Compen-
   Name and                       Salary   Bonus  sation (1)      Awards(s)  Options       Payouts      sation (2)
Principal Position       Year       ($)     ($)       ($)            ($)       (#)           ($)          ($)
- ------------------       ----     ------   -----  ----------      --------- ----------    -------      ----------

Mark K. Rosenfeld        1993   $280,000  $ 0          -           $   0           0 sh  $   0          $ 3,435
Chairman of the Board    1992    265,000    0          -               0       3,500         0            1,581
 and Chief Executive     1991    250,000    0          -               0       1,500         0              -
 Officer

Paul W. Gilbert          1993    180,000    0          -               0           0         0            1,429
Vice Chairman of the     1992    165,000    0          -               0       3,000         0            1,269
 Board                   1991    150,000    0          -               0       1,250         0              -

James B. Fowler          1993    180,000    0          -               0           0         0            1,340
President                1992    165,000    0          -               0       3,000         0            1,179
                         1991    150,000    0          -               0       1,250         0              -

Nathan Forman            1993    142,500    0          -               0           0         0            3,044
Senior Vice President-   1992    142,500    0          -               0       1,500         0            3,634
   General Merchandise   1991    140,000(3) 0          -               0         500         0              -
   Manager

Robert L. Moles          1993    120,000    0          -               0            0        0              645
Senior Vice President-   1992    108,000    0          -               0        1,500        0              555
   Stores                1991    105,000    0          -               0          500        0               -


(1) The only types of other annual compensation for each of the named executive officers were in the form of perquisites in amounts less than the level required for reporting.
(2) In accordance with the transitional provisions applicable to the S.E.C. rules on executive officer compensation disclosure, amounts of other compensation are excluded for the Company's 1991 fiscal year. The amounts shown in this column include, for 1993 and 1992, respectively:
      (a) Company contributions to the Jacobson's Retirement Savings & Profit Sharing Plan (401(k) plan) (Mr. Rosenfeld, $1,472 and $1,314; Mr. Gilbert, $961 and $841; Mr. Fowler, $963 and $843; Mr. Forman $774 and $741; and Mr. Moles, $645 and $555); (b) the taxable economic benefit, or portion of the premium paid by the Company that is attributable to term life insurance coverage under split-dollar life insurance agreements (Mr. Rosenfeld, $283 and $267; Mr. Gilbert, $468 and $428; Mr. Fowler, $377 and $336; and Mr. Forman, $504 and $456); and (c) the dollar value of the benefit of the remainder of premiums paid by the Company for split-dollar life insurance policies, projected on an actuarial basis (Mr. Rosenfeld, $1,680 and $0; Mr. Forman, $1,766 and $2,437).
(3)   Includes $33,000 deferred compensation for fiscal 1991.



OPTIONS

      No stock options were granted in the last fiscal year to any executive officers of the Company. The Company's Stock Option Plan of 1983 expired on December 4, 1993.

      The table below reports options exercised in the last fiscal year by each of the five most highly compensated executive officers of the Company, and the number and fiscal year-end value of options held by each such executive officer.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES


                                                           Number of Securities           Value of Unexercised
                                                          Underlying Unexercised          In-The-Money Options
                      Shares Acquired      Value        Options at Fiscal Year-end       at Fiscal Year-end (1)
                       on Exercise       Realized (1)             (#)                            ($)
      Name                  (#)               ($)       Exercisable/Unexercisable       Exercisable/Unexercisable
- -----------------     ---------------     ------------  --------------------------  -------------------------
Mark K. Rosenfeld             0                $ 0               5,000/0 sh.                  $ 0/0
Paul W. Gilbert               0                  0               4,250/0                        0/0
James B. Fowler               0                  0               4,250/0                        0/0
Nathan Forman                 0                  0               2,000/0                        0/0
Robert L. Moles               0                  0               2,000/0                        0/0

(1) Market value of underlying securities at exercise or fiscal year-end, minus the exercise or base price.



LONG-TERM INCENTIVE PLANS

      The Company does not have a long-term incentive plan.


PENSION PLAN

      The following table summarizes benefits under the Company's pension plan:

                                    Years of Service
           Average      --------------------------------------
        Remuneration       15        20        25        30(1)
        ------------    --------  --------  --------  --------

          $125,000      $18,850   $25,100   $31,350   $37,600
           150,000       22,600    30,100    37,600    45,100
           175,000       26,350    35,100    43,850    52,600
           200,000       30,100    40,100    50,100    60,100
           225,000       33,850    45,100    56,350    67,600
           250,000       37,600    50,100    62,600    75,100
           300,000       45,100    60,100    75,100    90,100
           350,000       52,600    70,100    87,600   105,100


      (1)  Plan only recognizes a maximum of 30 years credited service.



      Benefits under the plan are based on an employee's cash compensation, including contributions to the Company's 401(k) plan, but excluding deferred compensation and compensation which exceeds the applicable limitation under the Internal Revenue Code. Benefits are computed on the basis of total compensation for the 30 calendar years during which an employee's compensation was highest, or the entire period of employment if less than 30 years.
Benefits are paid as a monthly annuity, and are not subject to deduction for social security or other offset amounts.

      For each of the five most highly compensated executive officers, all of their salary reported in the Summary Compensation Table, except Mr. Forman's deferred compensation, and the Company's contributions on their behalf to the 401(k) plan, are eligible for consideration in computing their benefits under the pension plan, subject to the applicable limitation under the Internal Revenue Code. That limitation was $235,840, $228,860, and $222,220 for 1993, 1992 and 1991, respectively.

      The years of credited service of the five most highly compensated executive officers are:


                                        Years of Service
                                        ----------------
      Mark K. Rosenfeld                     22 years
      Paul W. Gilbert                       19 years
      James B. Fowler                       22 years
      Nathan Forman                         30 years
      Robert L. Moles                       28 years


EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

      The Company's employment agreement with Mark K. Rosenfeld is for a term of five years commencing February 1, 1994 at an annual salary of $310,000. The Agreement authorizes the Board of Directors to defer payment of any part of the salary and interest thereon until after his retirement or death. None of Mr. Rosenfeld's salary for the year ended January 1994 was deferred. The agreement provides that in the event of Mr. Rosenfeld's death or permanent incapacity during the term of the agreement, his salary will continue until January 31, 1997 at the rate in effect immediately prior to his death or incapacity, and after January 31, 1997 at one-half such rate for the balance of the term of the agreement or one year, whichever is greater. Disability benefits may also be available under insurance maintained by the Company, and medical and hospitalization insurance is to be continued in effect. If the Company terminates employment without good cause before the expiration of the term, Mr. Rosenfeld's salary will continue, at the rate in effect immediately prior to termination, for the balance of the term or one year, whichever is greater; and commencing one year after termination the Company's continuing salary obligation, if any, will be reduced by the amount of any salary, consulting fees, or other compensation or remuneration for services thereafter received by him with respect to any remaining part of the period covered by the Company's obligation. The agreement also provides for not less than two years' salary continuation in case of termination of employment, substantial change in responsibilities without his consent, or relocation without his consent, within two years after a change in control of the Company.

      The Company's employment agreements with Mr. Gilbert and James B. Fowler are each for a term of three years commencing February 1, 1994, at an annual salary of $210,000. Each agreement provides that if employment is terminated due to death, the Company shall have no obligation to pay salary for the period after the date of death. Each agreement provides that if employment is terminated due to permanent incapacity, the Company shall continue to pay salary until January 31, 1995 at the annual rate in effect immediately prior to incapacity, and from February 1, 1995 through January 31, 1997, at one-half such annual rate. Disability benefits may also be available under insurance maintained by the Company, and medical and hospitalization insurance is to be continued in effect. Each agreement provides for salary continuation if the Company terminates employment without good cause before the expiration of the term, on substantially the same terms as the agreement with Mark K. Rosenfeld; and also provides for not less than two years' salary continuation in case of termination of employment, substantial change in responsibilities without consent, or relocation without consent, within two years after a change in control of the Company.

      The Company's employment agreement with Mr. Forman, at an annual salary of $142,500, expired February 11, 1994, the effective date of his retirement as Senior Vice President. He continues in the employ of the Company in a non-officer capacity. Previous employment agreements with Mr. Forman provided for deferral of part of his salary and interest thereon until after retirement or death.

      The Company's employment agreement with Mr. Moles is for a term of one year commencing January 29, 1994, and continuing from month to month, at an annual salary of $126,000. The agreement provides for two years' salary continuation if the Company terminates employment within two years after a change in control of the Company.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Organization and Compensation Committee of the Company's Board of Directors consists of Directors Amster (Chair), Couzens, Kohlmeyer, Longe, Monahan, Power, Wolohan, and Mark K. Rosenfeld (non-voting). Mr. Amster was a Vice President of the Company prior to 1974.

      No executive officer of the Company serves as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of such committee, the entire board of directors) of another entity, one of whose executive officers also serves as a director of the Company.

      Mr. Amster is a director of First of America Bank-Ann Arbor. During its last fiscal year, the company and its subsidiaries paid $117,000 interest to said bank at 8.45%. At January 29, 1994, the Company and its subsidiaries had no outstanding borrowings from said Bank.

      Mr. Monahan is President and Chief Operating Officer and a director of Comerica Bank and President and a director of Comerica Incorporated, and Dr. Longe is a director of Comerica Incorporated, the holding company which operates Comerica Bank. During its last fiscal year, the Company and its subsidiaries borrowed $8,486,000 from Comerica Bank, paid $1,972,000 interest to said Bank at rates ranging from 3.6% to 9.6%, paid $89,000 commitment fees and $5,000 agent fees to said Bank pursuant to various loan agreements, and paid $760,000 rent to a subsidiary of said Bank for leased computer equipment and software. At January 29, 1994, the total unpaid principal balance of all borrowings of the Company and its subsidiaries from said Bank, and total rental to be paid under the equipment lease, was $26,177,000.

      Comerica Bank is also a depository of funds of the Company and its subsidiaries; trustee under an indenture relating to indebtedness of one of the Company's subsidiaries; and trustee of the Company's Pension Plan and its Retirement Savings and Profit Sharing Plan, which collectively hold 182,285 shares of the Company's Common Stock. The Company paid approximately $346,000 in fees for such services in fiscal 1993.

      Mr. Power is Chairman of the Board of Suburban Communications Corporation, in whose newspapers the Company regularly advertises. During its last fiscal year, the Company paid newspapers published by Suburban Communications Corporation $89,000 for advertising space.


ORGANIZATION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Organization and Compensation Committee of the Board of Directors (the "Committee") provides general oversight for the compensation and benefit policies of the Company, reviews the total compensation levels of Company officers, considers the Chairman and Chief Executive Officer's recommendations for officer promotions and compensation, and evaluates the performance and makes recommendations to the Board of Directors as to the compensation of all of the Company's executive officers (including the five most highly compensated). The Committee also serves as the employee option committee under the Company's Stock Option Plan.

      The Committee uses a number of resources to assist the Committee in making informed decisions regarding compensation. The Committee utilizes Company research on industry practices and financial performance, including those of companies included in Company's peer group index, as support to the Committee in fulfilling its responsibilities. In addition, the Company and the Committee from time to time consult with independent compensation consultants.

      The Company seeks to provide executive compensation that will support achievement of the Company's goals while attracting and retaining talented executives and rewarding superior performance. The Company implements this policy through salaries, bonuses, stock options, and employment agreements, and benefit plans which are generally available to all Company employees.

      BASE SALARY. The Company's practice is to set base salary levels for the Company's executive officers which generally are competitive in relation to the salary levels of executive officers in other companies of comparable size within the retail industry, taking into consideration the position's complexity, responsibility, working environment, and need for special expertise. Increases in base salary are determined by merit as measured by the executive's individual performance and position in the salary range, and by developments within the industry and within the Company's evolving strategic plans.

      BONUSES. The Company has a bonus plan to compensate its executive officers for achieving the Company's earnings target set near the beginning of each fiscal year and for their individual performance during the year. Bonuses are intended to make a significant portion of each executive officer's compensation dependent on the Company's performance and to provide executive officers with incentives to achieve Company goals, increase shareholder value, and work as a team. Bonuses are also intended to recognize the executive officer's individual contributions to the Company.

      For the fiscal year ended January 29, 1994, the Jacobson Stores Inc. 1993 Management Incentive Plan (the "1993 Plan") covered all of the executive officers of the Company, except the Chairman and Chief Executive Officer, the Vice Chairman, and the President. Pursuant to the 1993 Plan, a bonus pool was established for each executive officer equal to a maximum of from 20% to 25% of the executive officer's 1993 base salary if 100% of the earnings target was reached. The bonus pool was to be reduced prorata for earnings less than the target and eliminated entirely if a certain minimum earnings threshold was not met. For purposes of the 1993 Plan, earnings were defined as the Company's 1993 income before income taxes, LIFO provision and unusual items.

      The earnings threshold and target were set by the Board of Directors after consultation with senior management. In 1993, the earnings threshold was not met and no bonuses were paid.

      Bonuses for the Chairman and Chief Executive Officer, the Vice Chairman, and the President are determined at the discretion of the Board of Directors after considering recommendations of the Committee. No bonus awards were made because the 1993 Company performance objective was not met.

      STOCK OPTIONS. The Company's practice is to award stock options to the Company's executive officers in amounts reflecting the executive officer's position and ability to influence the Company's overall performance. The Committee has not considered previously issued option grants in making stock option grants for executive officers for any particular year. Options are intended to provide executives with an increased incentive to make contributions to the long-term performance and growth of the Company, to join the interests of the executive officers with the interests of the shareholders of the Company, and to attract and retain qualified employees.

      Generally, options have been granted with a term of three to five years to provide a long-term incentive, and the exercise price is set at not less than the fair market value of the underlying shares at the date of grant. Such options only provide compensation if the Company's stock price increases.

      No stock options were granted in fiscal 1993. The Company's Stock Option Plan of 1983 expired in December 1993. At the 1994 Annual Meeting, shareholders will be asked to approve a new stock option plan, summarized on pages 13-15 of this proxy statement and printed in full in the appendix.

      EMPLOYMENT AGREEMENTS. The Company's practice is to have written employment agreements with all officers and store general managers, to provide them with specified minimum positions, periods of employment, salaries, fringe benefits, and severance benefits. These agreements are intended to permit executives to focus their attention on performing their duties to the Company, rather than on the security of their employment. The employment agreements with each of the Company's five most highly compensated executive officers are summarized on page 10 of this proxy statement.

      PERFORMANCE EVALUATION OF MARK K. ROSENFELD. Factors used by the Committee in evaluating Mark K. Rosenfeld's performance as Chairman of the Board and Chief Executive Officer included the Company's 1993 financial performance, management succession planning, strategic planning, organizational development, investor relations, formulation of major corporate policies, keeping the Board fully informed on the condition of the Company, maintaining sound corporate governance policies and working with the Directors to effectively use their talents to the best strategic advantage to the Company. Mr. Rosenfeld's base salary for 1994 was set at $310,000, consistent with the Company's evolving compensation philosophies, but which is below base salaries of chief executive officers in retail companies of comparable size. No bonus award for 1993 was made because the minimum Company performance objective was not met, and no stock options were granted.

                                         ORGANIZATION AND COMPENSATION COMMITTEE

                                                  Herbert S. Amster, Chairman
                                                  Frank Couzens, Jr.
                                                  Herman S. Kohlmeyer, Jr.
                                                  Patricia Shontz Longe
                                                  Michael T. Monahan
                                                  Philip H. Power
                                                  James L. Wolohan
                                                  Mark K. Rosenfeld (non-voting)


PERFORMANCE GRAPH

      The following graph compares the Company's cumulative shareholder return on its Common Stock for the last five fiscal years with the cumulative total return of retailers in a peer group index, and with the cumulative total return of companies included in the Total Return Index for the NASDAQ Stock Market (U.S. Companies), a broad equity market index.

      Comparison of Five Year Cumulative Total Return* among Jacobson Stores Inc., NASDAQ Stock Market (U.S. Companies), and the Value of a Peer Index. (*Assumes $100 invested on January 27, 1989 in Jacobson Common Stock, NASDAQ Stocks (U.S. Companies), and an Index comprised of Peer Group companies. Total Return assumes reinvestment of dividends.)

- ----------------------------------------------------------------------------------------------
                                   1-28-89   1-27-90   1-26-91   1-25-92   1-30-93   1-29-94
- ----------------------------------------------------------------------------------------------

  Jacobson's                         100       107        66        93        72        69
  NASDAQ Market                      100       107       104       167       189       215
  Peer Group                         100       128       131       168       203       197
- ----------------------------------------------------------------------------------------------


A paper copy of the Performance Graph as contained in the Company's definitive proxy statement has been submitted to the Securities and Exchange Commission under separate cover.

      The peer group comprises ten retail companies offering mainly apparel and accessories, five of which are members of the same buying office as the Company. The members of the peer group are as follows: Crowley, Milner & Co.; Dayton Hudson Corporation; Dillard Department Stores, Inc.; Gantos, Inc.; Gottschalks Inc.; Lamonts Apparel, Inc.; The May Department Stores Company; Nordstrom, Inc.; Proffitt's, Inc.; and Strawbridge & Clothier. The shareholder returns for each of these companies have been weighted according to each company's stock market capitalization at the beginning of each period.


             PROPOSAL TO APPROVE JACOBSON STOCK OPTION PLAN OF 1994

      At the 1994 Annual Meeting, shareholders will be asked to approve the Jacobson Stock Option Plan of 1994 (the "Plan"). The Board of Directors expects to adopt the Plan on the same date as the Annual Meeting, May 26, 1994. A copy of the Plan is printed as the appendix to this proxy statement. The following summary is qualified in its entirety by reference to the printed exhibit.

SUMMARY OF THE PLAN

      The Plan replaces the Jacobson Stock Option Plan of 1983 (the "1983 Plan"), which expired in December 1993. The purpose of the Plan is to enhance the ability of the Company to retain and attract superior directors, officers and other key personnel, and to provide them incentive to achieve long-term corporate objectives through ownership of stock in the Company.

      Options to purchase a maximum of 400,000 shares of Common Stock of the Company, par value $1 per share, may be granted under the Plan, subject to adjustment on the occurrence of certain types of corporate transactions referred to in the Plan. The term of the Plan is ten years.

EMPLOYEE OPTIONS

      The Plan authorizes the grant of stock options ("employee options") to full-time salaried officers and other full-time key employees, as determined by the committee described in the next paragraph. Employee options may be either incentive stock options under the Internal Revenue Code or nonstatutory stock options.

      The employee option portion of the Plan will be administered by a committee of the Board of Directors. It is contemplated that the Organization and Compensation Committee will serve in that capacity, as it did under the 1983 Plan. The current members of that committee are listed on page 7 of this proxy statement.

      The committee will have authority to make all determinations with respect to employee options, including the persons to whom options will be granted, the number of shares subject to each option, the timing of the grants, any vesting period, the duration of each option, the option price, and the other terms of the options and option agreements, subject to certain limitations in the Plan.

      With incentive stock options, the option price may not be less than the fair market value of the Company's Common Stock at the time the option is granted. The term of the options may not be more than ten years.

      Incentive stock options will not be transferable except on death. If an optionee's employment is terminated for any reason except retirement, disability or death, all incentive stock options held by the optionee will automatically expire. In case of retirement on or after the optionee's 65th birthday, the optionee may exercise any unexpired incentive stock options within three months after retirement, or until the expiration date stated in the option agreement, whichever occurs first. In case of permanent and total disability or death of an optionee while employed by the Company, incentive stock options may be exercised within one year after the date of disability or death, or until the expiration date stated in the option agreement, whichever occurs first.

      Nonstatutory employee options may be issued for less than the fair market value of the Company's Common Stock at the time the option is granted. The Company has no current plans to issue options for less than the fair market value of the Common Stock. The term of nonstatutory employee options may not be more than ten years.

      Nonstatutory employee options will not be transferable except on death. If an optionee's employment is terminated for any reason except retirement, disability or death, all nonstatutory employee options held by the optionee will automatically expire. In case of retirement on or after the optionee's 65th birthday, permanent and total disability or death of an optionee while employed by the Company, nonstatutory employee options may be exercised within one year after the date of retirement, disability or death, or until the expiration date stated in the option agreement, whichever occurs first.

      It is contemplated that nonstatutory employee options will initially be granted to 33 persons, that is, all current officers of the Company. It is not possible to state how many options will be granted to any individual, all current executive officers as a group, or all employees as a group.

      The Summary Compensation Table on page 8 of this proxy statement reports options granted under the 1983 Plan during each of the last three fiscal years to the individuals who were the Company's five most highly compensated executive officers in fiscal 1993. The table on page 9 reports options exercised in fiscal 1993 by each of the five most highly compensated executive officers, and the number and fiscal year-end value of options held by each such executive officer.

DIRECTOR OPTIONS

      The Plan provides for the issuance of nonstatutory stock options ("director options") to each current director of the Company, and each person who hereafter becomes a director, except any full-time employee of the Company. Mark K. Rosenfeld, Paul W. Gilbert, and James B. Fowler will not be eligible to receive director options.

      Under the Plan, each eligible director on May 26, 1994 who received options under the 1983 Plan will receive options to purchase 500 shares of Common Stock. This group consists of directors Amster, Couzens, Kohlmeyer, Lewis, Longe, Monahan, Power, Robert L. Rosenfeld, and Wolohan. Richard Z. Rosenfeld, who was not eligible to receive options under the 1983 Plan, will, on May 26, 1994, receive options to purchase 1,000 shares of Common Stock.
Each person who becomes an eligible director after May 26, 1994 will receive, on the date he or she becomes eligible, options to purchase 1,000 shares of Common Stock. Immediately after each Annual Meeting of Shareholders, commencing in 1995, each eligible director will receive options to purchase 500 shares of Common Stock.

      Each director option will state a purchase price equal to the fair market value of the Common Stock at the time the option is granted. Each director option will have a five-year term.

      Director options will not be transferable except on death. If an optionee's service as a director is terminated for any reason except retirement, non-election, disability or death, all director options held by such optionee will automatically expire. In case of retirement pursuant to the Company's retirement policy for directors, non-election after nomination by the Board of Directors for re- election, permanent and total disability, or death, director options may be exercised within one year after the date of such event, or until the expiration date stated in the option agreement, whichever occurs first.

      Any administration of the Plan relating to director options will be the responsibility of the members of the Board of Directors who do not have and are not eligible to receive director options (currently Mark K. Rosenfeld, Paul W. Gilbert and James B. Fowler).

      The table on page 6 of this proxy statement reports director options granted under the 1983 Plan in fiscal 1993. The footnotes to the stock ownership table on page 2 report the number of options held by each director.

CURRENT FEDERAL INCOME TAX CONSEQUENCES

      Under current federal income tax law, the recipient of an incentive stock option or nonstatutory stock option will not realize any taxable income on the grant of the option, and the Company will not be entitled to a deduction at that time.

      With incentive stock options, the optionee will not realize any taxable income on exercise of the option if the exercise occurs during employment or within three months thereafter; or, in case of permanent and total disability or death of an optionee while employed by the Company, within one year after the date of disability or death, or until the expiration date stated in the option agreement, whichever occurs first. The amount by which the fair market value of the stock exceeds the option price at the time of exercise of the option may be treated as an item of tax preference subject to alternative minimum tax.

      If the holder of an incentive stock option does not dispose of the shares within two years after the option is granted or within one year after the date the shares are transferred to the optionee, any gain on the sale of the shares will generally be a long-term capital gain, and the Company will not be entitled to any corresponding deduction. The holding period requirement does not apply in case of exercise of an incentive stock option after the death of the optionee. If an optionee does not satisfy the incentive stock option holding requirements, the tax consequences to the optionee and the Company will generally be similar to the consequences on the exercise of nonstatutory stock options, described in the next paragraph.

      With nonstatutory stock options, including director options, optionees will generally receive ordinary income at the time of exercise of the option, equal to the difference between the option price and the fair market value of the stock at the time of exercise. The Company will be entitled to a deduction at the same time as the optionee is taxed, and for a corresponding amount, if it is an ordinary and necessary business expense and reasonable compensation.

OTHER INFORMATION

      Options may be exercised in whole or in part, only by payment in cash or by check. At least 50 shares must be purchased on any partial exercise.

      The Plan may be amended by the Board of Directors, with certain exceptions. The Board of Directors may not materially increase the maximum number of shares that may be issued on the exercise of options under the Plan, materially increase the benefits to any director or executive officer of the Company, amend any provisions relating to director options, or extend the term of the Plan, without approval of the shareholders before or within twelve months after such amendment.

      The Plan contains an anti-dilution provision, to provide for automatic adjustment in the number and/or kind of shares of stock deliverable on the exercise of options, the option price, or any combination thereof, in the event of certain types of corporate transactions. The Plan also provides for automatic acceleration of all unvested and partially vested options in the event of any liquidation or change in control of the Company.

      The closing bid and asked quotations of the Company's Common Stock on April 4, 1994 (the latest practicable date before the printing of this proxy statement) was $13-3/4 bid, $14-1/4 asked.

      Shareholders are encouraged to review the entire Plan printed in the appendix. Approval requires the affirmative vote of a majority of the votes cast.

      The Board of Directors recommends a vote FOR the proposal to approve the Jacobson Stock Option Plan of 1994.



                            APPOINTMENT OF AUDITORS

      Arthur Andersen & Co., independent certified public accountants, have been auditors for Jacobson Stores Inc. and its subsidiaries since 1960. One or more representatives of that firm are expected to be present at the Annual Meeting, with the opportunity to make a statement if they want to do so, and will be available to respond to appropriate questions.

      The Board of Directors has nominated Arthur Andersen & Co. as the auditors of Jacobson Stores Inc. and its subsidiary corporations for the fiscal year ending January 28, 1995. The following resolution will be offered at the meeting:

       "RESOLVED, that Arthur Andersen & Co., independent certified public accountants, be appointed auditors of Jacobson Stores Inc. and its subsidiary corporations for the fiscal year ending January 28, 1995."

       The Board of Directors recommends a vote FOR the resolution.


                                 OTHER MATTERS

       Shareholders will be asked to approve the minutes of the 1993 Annual Meeting. The approval of minutes is not considered to be approval of the actions taken at the previous meeting.

       Management does not know of any other matter to be brought before the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy will vote according to their judgment.

       In all matters other than the election of directors, approval is given by a majority of the votes cast, and abstentions have no effect. Votes in all matters will be counted by officers of the Company.


COST OF SOLICITATION

       The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone by a few employees of the Company; and brokers, banks and others known by the Company to hold Common Stock for other beneficial owners will be requested to forward proxies and proxy soliciting material to the beneficial owners and will be reimbursed for their expenses.


PROPOSALS FOR 1995 ANNUAL MEETING

       Any shareholder's proposal intended to be presented at the 1995 Annual Meeting must be in writing, must comply with the requirements of the Securities and Exchange Commission, should be addressed to Secretary, Jacobson Stores Inc., 3333 Sargent Road, Jackson, Michigan 49201, and must be received by the Company at that address no later than December 15, 1994, in order to be included in the Company's proxy material for that meeting.

                                             By order of the Board of Directors,

                                             RICHARD Z. ROSENFELD, Secretary


Jackson, Michigan, April 15, 1994.

                                    APPENDIX



                       JACOBSON STOCK OPTION PLAN OF 1994

       This Stock Option Plan of Jacobson Stores Inc., a Michigan corporation (the "Company"), is adopted by the Board of Directors and approved by the shareholders of the Company on May 26, 1994.


                                   ARTICLE I.
                                    PURPOSE

       This Plan is intended to enhance the ability of the Company to retain and attract superior directors, officers and other key personnel and to provide them an incentive to achieve long-term corporate objectives through ownership of stock in the Company.


                                  ARTICLE II.
                       STOCK AND OPTIONS SUBJECT TO PLAN

       SECTION 1. COMMON STOCK. The stock issuable on exercise of Options pursuant to this Plan shall be shares of the Company's Common Stock, par value $1 per share ("Common Stock"). Such shares may be either authorized and unissued shares, or shares held in the treasury of the Company.

       SECTION 2. OPTIONS. Options granted pursuant to this Plan to eligible employees described in Article III, Section 1 ("Employee Options") may be either incentive stock options ("Incentive Stock Options"), within the meaning of Section 422 or any amending or superseding section of the Internal Revenue Code of 1986, as amended (the "Code"), or stock purchase options that do not qualify as Incentive Stock Options ("Nonstatutory Options"; when granted to employees, Nonstatutory Options are referred to as "Nonstatutory Employee Options"). Options granted pursuant to this Plan to Eligible Directors described in Article IV, Section 1 ("Director Options") shall be Nonstatutory Options. Incentive Stock Options and Nonstatutory Options are referred to separately and collectively as "Options".

       SECTION 3. AGGREGATE LIMIT. The aggregate number of shares of Common Stock which may be issued on exercise of Options shall not exceed 400,000 shares, except in the event of any adjustment pursuant to Article V, Section
3. Any shares of Common Stock subject to an Option that expires or terminates unexercised in whole or in part may be the subject of a new Option or Options.

                                  ARTICLE III.
                                EMPLOYEE OPTIONS

       SECTION 1. ELIGIBILITY. The persons eligible to receive Employee Options shall be such full-time salaried officers and other full-time key employees of the Company or any of its subsidiary corporations (as defined in Section 424 or any amending or superseding section of the Code), as determined by the Employee Option Committee described in Section 4.1 of this Article III. Subject to the limitations in this Plan, Employee Options may be granted on more than one occasion to the same employee. No member of the Employee Option Committee, while a member of such committee, shall be eligible to receive any Employee Options.

       SECTION 2. TERMS OF INCENTIVE STOCK OPTIONS. All Incentive Stock Options shall be evidenced by written agreements ("Incentive Stock Option Agreements"). The Incentive Stock Options and Incentive Stock Option Agreements shall contain in substance the terms in Sections 2.1 through 2.8, and may contain such other terms and conditions not inconsistent with this Plan as the Employee Option Committee determines.

         SECTION 2.1. IDENTIFICATION. Each Incentive Stock Option Agreement shall clearly identify the Options covered thereby as Incentive Stock Options.

         SECTION 2.2. NUMBER OF SHARES. Each Incentive Stock Option Agreement shall state the number of shares of Common Stock to which it pertains.

         SECTION 2.3. VESTING AND TERM. Each Incentive Stock Option Agreement shall state the period, if any, before the Option may be exercised, and the term within which the Option may be exercised; provided, that no Incentive Stock Option may be exercised after the expiration of ten years from the date the Option is granted.

         SECTION 2.4. OPTION PRICE. Each Incentive Stock Option Agreement shall state the option price, which shall be not less than the fair market value of the Common Stock at the time the Option is granted.

         SECTION 2.5. EXERCISE OF OPTIONS AND PAYMENT FOR SHARES. Each Incentive Stock Option may be exercised only within the term stated in the Incentive Stock Option Agreement. It shall be exercisable by written notice identifying the Option and stating the number of shares purchased, accompanied by payment of the full purchase price for the shares purchased. Such notice and payment shall be delivered personally or mailed by certified mail to the Treasurer of the Company. Any Incentive Stock Option may be exercised in whole or in part; provided, that not less than 50 shares may be purchased and no fractional shares may be purchased on any partial exercise, except on purchase of all remaining shares covered by the Option.

         SECTION 2.6. NON-TRANSFERABILITY. Each Incentive Stock Option Agreement shall provide that the Option is not transferable by the optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the optionee is exercisable only by the optionee.

         SECTION 2.7. TERMINATION OF EMPLOYMENT. Except as stated in paragraphs (a), (b) and (c) of this Section 2.7, if the employment of the holder of an Incentive Stock Option, with the Company or a subsidiary, terminates or is terminated for any reason whatever, whether by the Company, with or without cause, or by the optionee, all unexercised Incentive Stock Options held by such optionee shall automatically expire at the same time as termination of employment.

         (a) RETIREMENT. If the holder of an Incentive Stock Option retires on or after the optionee's 65th birthday, the optionee may exercise any unexpired Incentive Stock Options held by such optionee within three months after the date of retirement, or until the expiration date stated in the Incentive Stock Option Agreement, whichever occurs first.

         (b) DISABILITY. If the holder of an Incentive Stock Option is permanently and totally disabled (within the meaning of Section 22(e)(3) or any amending or superseding section of the Code) while employed by the Company or a subsidiary, the optionee may exercise any unexpired Incentive Stock Options held by such optionee within one year after the date of such permanent and total disability, or until the expiration date stated in the Incentive Stock Option Agreement, whichever occurs first.

         (c) DEATH. If the holder of an Incentive Stock Option dies while employed by the Company or a subsidiary, the optionee's personal representative, executor or administrator, or person who acquires the right to exercise the Option by bequest or inheritance or by reason of the optionee's death, may exercise any unexpired Incentive Stock Options held by such optionee within one year after the date of death, or until the expiration date stated in the Incentive Stock Option Agreement, whichever occurs first.

                SECTION 2.8. HOLDING PERIOD; DISQUALIFYING DISPOSITIONS. Each Incentive Stock Option Agreement shall provide that no disposition of any shares of Common Stock issuable on exercise of the Option shall be made by the optionee within two years from the date of the grant of the Option nor within one year after the transfer of such shares to the optionee on exercise of the Option. Each optionee shall agree to inform the Company in writing before making any sale, transfer, assignment, or other disposition of any of the shares before the expiration of said holding period.

                SECTION 2.9. 10% SHAREHOLDER. No Incentive Stock Option may be granted to any individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, unless at the time the Option is granted the option price is at least 110% of the fair market value of the Common Stock and the Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                SECTION 2.10. CALENDAR YEAR LIMIT. The aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under all plans of the Company and any subsidiaries) shall not exceed $100,000.

       SECTION 3. TERMS OF NONSTATUTORY EMPLOYEE OPTIONS. All Nonstatutory Employee Options shall be evidenced by written agreements ("Nonstatutory Employee Option Agreements"). The Nonstatutory Employee Options and Nonstatutory Employee Option Agreements shall contain in substance the terms in Sections 3.1 through 3.7, and may contain such other terms and conditions not inconsistent with this Plan as the Employee Option Committee determines.

                SECTION 3.1. IDENTIFICATION. Each Nonstatutory Employee Option Agreement shall clearly identify the Options covered thereby as Nonstatutory Employee Options.

                SECTION 3.2. NUMBER OF SHARES. Each Nonstatutory Employee Option Agreement shall state the number of shares of Common Stock to which it pertains.

                SECTION 3.3. VESTING AND TERM. Each Nonstatutory Employee Option Agreement shall state the period, if any, before the Option may be exercised, and the term within which the Option may be exercised; provided, that no Nonstatutory Employee Option may be exercised after the expiration of ten years from the date the Option is granted.

         SECTION 3.4. OPTION PRICE. Each Nonstatutory Employee Option Agreement shall state the option price, which may be less than the fair market value of the Common Stock at the time the Option is granted.

         SECTION 3.5. EXERCISE OF OPTIONS AND PAYMENT FOR SHARES. Each Nonstatutory Employee Option may be exercised only within the term stated in the Nonstatutory Employee Option Agreement. It shall be exercisable by written notice identifying the Option and stating the number of shares purchased, accompanied by payment of the full purchase price for the shares purchased. Such notice and payment shall be delivered personally or mailed by certified mail to the Treasurer of the Company. Any Nonstatutory Employee Option may be exercised in whole or in part; provided, that not less than 50 shares may be purchased and no fractional shares may be purchased on any partial exercise, except on purchase of all remaining shares covered by the Option.

         SECTION 3.6. NON-TRANSFERABILITY. Each Nonstatutory Employee Option Agreement shall provide that the Option is not transferable by the optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the optionee is exercisable only by the optionee.

         SECTION 3.7. TERMINATION OF EMPLOYMENT. Except as stated in paragraphs (a), (b) and (c) of this Section 3.7, if the employment of the holder of a Nonstatutory Employee Option, with the Company or a subsidiary, terminates or is terminated for any reason whatever, whether by the Company, with or without cause, or by the optionee, all unexercised Nonstatutory Employee Options held by such optionee shall automatically expire at the same time as termination of employment.

         (A) RETIREMENT. If the holder of a Nonstatutory Employee Option retires on or after the optionee's 65th birthday, the optionee may exercise any unexpired Nonstatutory Employee Options held by such optionee within one year after the date of retirement, or until the expiration date stated in the Nonstatutory Employee Option Agreement, whichever occurs first.

         (b) DISABILITY. If the holder of a Nonstatutory Employee Option is permanently and totally disabled (within the meaning of Section 22(e) (3) or any amending or superseding section of the Code) while employed by the Company or a subsidiary, the optionee may exercise any unexpired Nonstatutory Employee Options held by such optionee within one year after the date of such permanent and total disability, or until the expiration date stated in the Nonstatutory Employee Option Agreement, whichever occurs first.

         (C) DEATH. If the holder of a Nonstatutory Employee Option dies while employed by the Company or a subsidiary, the optionee's personal representative, executor or administrator, or person who acquires the right to exercise the Option by bequest or inheritance or by reason of the optionee's death, may exercise any unexpired Nonstatutory Employee Options held by such optionee within one year after the date of death, or until the expiration date stated in the Nonstatutory Employee Option Agreement, whichever occurs first.

SECTION 4.  ADMINISTRATION.

         SECTION 4.1. COMMITTEE. All aspects of the Plan relating to Employee Options shall be administered by a committee of the Board of Directors of the Company (the "Employee Option Committee"), designated by the Board of Directors. The Employee Option Committee shall consist of not less than two members of the Board of Directors, who shall be appointed for such purpose by the Board. No person shall be eligible to serve on the Employee Option Committee who, during the one year prior to such service or during such service, was granted or awarded equity securities, including any derivative securities, as defined in Rule 16a-1(c) or any amending or superseding rule under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to any other plan of the Company or any of its affiliates; except that recipients of Director Options pursuant to the Jacobson Stock Option Plan of 1983, as amended (the "1983 Plan"), or pursuant to this Plan, or both, shall be eligible to serve on the Employee Option Committee. Members of the Employee Option Committee shall be subject to any additional restrictions necessary to satisfy the requirements for disinterested administration of the Plan, as set forth in Rule 16b-3 or any amending or superseding rule under the Exchange Act. The Board of Directors may remove members from or add members to the Employee Option Committee, and fill vacancies on the Employee Option Committee.

         SECTION 4.2. COMMITTEE DETERMINATIONS. Subject to the provisions of this Plan, the Employee Option Committee shall have full power and authority to make all determinations necessary or advisable with respect to the grant of Employee Options, including without limitation the persons to whom Employee Options shall be granted, the number of shares subject to each Employee Option, the option price, the timing of the grants, whether each Employee Option will be an Incentive Stock Option or Nonstatutory Employee Option, the vesting period, if any, before an Employee Option may be exercised, the term within which it may be exercised, and the other terms and conditions of the Employee Options and the agreements evidencing same. In making its determinations, the Employee

Option Committee shall consider recommendations of the senior management of the Company, and may consider any other information it deems material. The Employee Option Committee's determinations need not be uniform, and may be made selectively among persons who receive or are eligible to receive Employee Options, whether or not such persons are similarly situated.

         SECTION 4.3. CONDITIONS OF GRANT. The Employee Option Committee may, in its discretion, as a condition to the grant of any Employee Options, require any employee who is the recipient of such Option to sign an agreement not to compete with the Company or any subsidiary during employment or after termination of employment with the Company or any subsidiary, which agreement may contain such terms and conditions as the Employee Option Committee determines.

         SECTION 4.4. INTERPRETATIONS. The Employee Option Committee shall have full power and authority to interpret and construe this Plan, Employee Options, and the agreements pertaining thereto, and to resolve any questions arising in connection therewith. All decisions by the Employee Option Committee shall be final, conclusive, and binding on all persons, including without limitation the Company, its shareholders, and all persons who may then or thereafter hold any Employee Options or have any interest therein.

         SECTION 4.5. PROCEDURES. The Employee Option Committee may adopt such procedures, rules and regulations as it considers appropriate; may hold meetings at such times and places as it determines; and may act at any meeting on affirmative vote of a majority of the members of the Employee Option Committee, or without a meeting on written authorization or approval of all members of the Employee Option Committee.

         SECTION 4.6. NON-LIABILITY; INDEMNIFICATION. No member of the Employee Option Committee shall be liable to any person for any action or determination in good faith with respect to the Plan or any Employee Options. Each member of the Employee Option Committee shall be entitled to indemnification by the Company with respect to all actions as a member of the Employee Option Committee, to the fullest extent permissible under the Company's bylaws and the laws of Michigan.

                                  ARTICLE IV.
                                DIRECTOR OPTIONS

        SECTION 1. ELIGIBILITY. Each current director of the Company, and each person who hereafter becomes a director of the Company, except any full-time employee of the Company, shall be eligible to receive Director Options as hereinafter set forth, and is referred to as an "Eligible Director."

        SECTION 2.  GRANT OF OPTIONS.

            (a) Each Eligible Director on May 26, 1994 who received Director Options pursuant to the 1983 Plan shall receive Director Options pursuant to this Plan to purchase 500 shares of Common Stock.

            (b) Each Eligible Director on May 26, 1994 who did not receive Director Options pursuant to the 1983 Plan shall receive Director Options pursuant to this Plan to purchase 1,000 shares of Common Stock.

            (c) Each person who becomes an Eligible Director after May 26, 1994 and while this Plan is in effect shall receive, on the date such person becomes an Eligible Director, Director Options to purchase 1,000 shares of Common Stock.

            (d) Immediately after each Annual Meeting of Shareholders, commencing with the 1995 Annual Meeting and continuing as long as this Plan is in effect, each Eligible Director shall receive Director Options to purchase 500 shares of Common Stock; provided, that no person shall receive Director Options pursuant to this paragraph (d) on the same date such person receives Director Options pursuant to paragraph (b) or (c) of this Section 2.

        SECTION 3.  TERMS OF DIRECTOR OPTIONS.    All Director Options shall be
evidenced by written agreements ("Director Option Agreements"). The Director Options and Director Option Agreements shall contain in substance the terms in Sections 3.1 through 3.7.

            SECTION 3.1. IDENTIFICATION. Each Director Option Agreement shall clearly identify the Options covered thereby as Director Options.

            SECTION 3.2. NUMBER OF SHARES. Each Director Option Agreement shall state the number of shares of Common Stock to which it pertains.

            SECTION 3.3. TERM. Each Director Option may be exercised at any time within five years after the date the Option is granted.

         SECTION 3.4. OPTION PRICE. Each Director Option Agreement shall state the option price, which shall be the fair market value of the Common Stock at the time the Option is granted.

         SECTION 3.5. EXERCISE OF OPTIONS AND PAYMENT FOR SHARES. Each Director Option may be exercised only within the term stated in the Director Option Agreement. It shall be exercisable by written notice identifying the Option and stating the number of shares purchased, accompanied by payment of the full purchase price for the shares purchased. Such notice and payment shall be delivered personally or mailed by certified mail to the Treasurer of the Company. Any Director Option may be exercised in whole or in part; provided, that not less than 50 shares may be purchased and no fractional shares may be purchased on any partial exercise, except on purchase of all remaining shares covered by the Director Option.

         SECTION 3.6. NON-TRANSFERABILITY. Each Director Option Agreement shall provide that the Option is not transferable by the optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the optionee is exercisable only by the optionee.

         SECTION 3.7.  TERMINATION OF SERVICE.  Except as stated in paragraphs
(a) through (d) of this Section 3.7, if the holder of a Director Option ceases to be a director of the Company for any reason whatever, all unexercised Director Options held by such director shall automatically expire at the same time as termination of service as a director.

                (A) RETIREMENT. If the holder of a Director Option retires pursuant to the Company's retirement policy for directors, the optionee may exercise any unexpired Director Options held by such optionee within one year after the date of retirement, or until the expiration date stated in the Director Option Agreement, whichever occurs first.

                (B) NON-ELECTION. If any director is nominated by the Board of Directors for re-election, but is not re- elected as a director of the Company, due to any cause except such director's resignation or declination to serve, the optionee may exercise any unexpired Director Options held by such optionee within one year after the date of termination of service as a director, or until the expiration date stated in the Director Option Agreement, whichever occurs first.

                (C) DISABILITY. If the holder of a Director Option is permanently and totally disabled (within the meaning of Section 22(e)(3) or any amending or superseding section of the Code), the optionee may exercise any unexpired Director Options held by such optionee within one year after the date of such permanent and total disability, or until the expiration date stated in the Director Option Agreement, whichever occurs first.

                (D) DEATH. If the holder of a Director Option dies, the optionee's personal representative, executor or administrator, or person who acquires the right to exercise the Option by bequest or inheritance or by reason of the optionee's death, may exercise any unexpired Director Options held by such optionee within one year after the date of death, or until the expiration date stated in the Director Option Agreement, whichever occurs first.

SECTION 4.  ADMINISTRATION.

         SECTION 4.1. COMMITTEE. If any aspects of the Plan relating to Director Options require administration or interpretation, such administration or interpretation shall be performed by a special committee of the Board of Directors of the Company (the "Director Option Committee"), which shall consist of all members of the Board of Directors who do not have and are not eligible to receive Director Options.

         SECTION 4.2. DECISIONS. All decisions by the Director Option Committee shall be final, conclusive and binding on all persons, including without limitation the Company, its shareholders, and all persons who may then or thereafter hold any Director Options or have any interest therein.

         SECTION 4.3. PROCEDURES. The Director Option Committee may adopt such procedures, rules and regulations as it considers appropriate; may hold meetings at such times and places as it determines; and may act at any meeting on affirmative vote of a majority of the members of the Director Option Committee, or without a meeting on written authorization or approval of all members of the Director Option Committee.

         SECTION 4.4. NON-LIABILITY; INDEMNIFICATION. No member of the Director Option Committee shall be liable to any person for any action or determination in good faith with respect to the Plan or any Director Options. Each member of the Director Option Committee shall be entitled to indemnification by the Company with respect to all actions as a member of the Director Option Committee, to the fullest extent permissible under the Company's bylaws and the laws of Michigan.

                                   ARTICLE V.
                            MISCELLANEOUS PROVISIONS

         SECTION 1. RIGHTS AS A SHAREHOLDER. No holder of any Option shall have any rights as a shareholder of the Company with respect to any shares covered by the Option until the issuance of the shares on exercise of the Option.

         SECTION 2. OPTIONEE'S EMPLOYMENT. No Employee Option and no agreement pertaining thereto shall confer on the optionee any right with respect to continuation of employment, nor affect any right of the Company or any subsidiary to terminate employment.

         SECTION 3.  ADJUSTMENTS.

                (a) ANTI-DILUTION. In the event of a stock dividend or distribution, split-up or combination, exchange of shares, recapitalization, merger, consolidation, corporate acquisition or separation, reorganization, or comparable corporate transaction, appropriate adjustments (to be determined by the Board of Directors of the Company or the Employee Option Committee with respect to Employee Options, and to be determined by the Director Option Committee with respect to Director Options) shall automatically be made in the number and/or kind of shares of stock authorized by this Plan deliverable on the exercise of Options, the option price, or any combination thereof, to maintain the proportionate interest of the optionees and preserve the value of the options, so that optionees shall have the right thereafter to receive on the exercise of Options the kind and amount of shares of Common Stock or other securities or property which they would have been entitled to receive if they had exercised the Options immediately prior to the effective time of such transaction.

                (b) LIQUIDATION OR CHANGE IN CONTROL. In the event of any dissolution or liquidation of the Company, or any merger, consolidation, or other corporate transaction, in which the Company is not the surviving entity, the vesting period of all unvested and partially vested Options shall automatically be accelerated, and all such Options shall be exercisable in full immediately prior to the effective time of such transaction. The Company shall give to each holder of Employee Options written notice of such transaction or proposed transaction at least thirty days prior to the effective time of the transaction, or, if thirty days' prior written notice is not feasible, then such notice as is feasible under the circumstances, so that the holders of such Options will have the opportunity to exercise them prior to the effective time of the transaction.

                (c)  EXCEPTION.  Notwithstanding the provisions of paragraphs
         (a) and (b) of this Section 3, no adjustment shall be made with respect to Incentive Stock Options that would result in their disqualification as Incentive Stock Options under the applicable provisions of the Code and regulations thereunder.

       SECTION 4. WITHHOLDING. Whenever the Company issues or transfers shares of Common Stock under this Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificates for the shares.

       SECTION 5. AMENDMENTS TO PLAN. The Board of Directors of the Company at any time may amend, suspend or discontinue this Plan or amend any Options; except that, without approval of the shareholders before or within twelve months after such amendment, no amendment shall (i) materially increase the maximum number of shares that may be issued on exercise of Options pursuant to this Plan (except pursuant to Section 3 of this Article V, (ii) materially modify the class of employees eligible to receive Employee Options, (iii) reduce the option price (except pursuant to Section 3 of this Article V), (iv) materially increase the benefits to any director or officer of the Company or any subsidiary who is subject to the restrictions of Section 16(b) of the Exchange Act, (v) amend any of the provisions of Article IV or amend any Director Options, or (vi) extend the term of the Plan. This Plan may not be amended in any manner that will cause Incentive Stock Options to fail to meet the applicable requirements under Section 422 of the Code and regulations thereunder. No amendment or termination shall adversely affect rights of any optionee under any Options previously granted, without the consent of the optionee. The provisions of this Plan relating to the eligibility of directors and/or officers of the Company to receive Options, and the amount, price and timing of grants of Options to directors and/or officers of the Company, shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

       SECTION 6. NONEXCLUSIVITY. Nothing contained in this Plan shall limit the authority of the Company to grant options otherwise than under this Plan, or to assume options of any other entity in connection with any merger, acquisition, or other corporate transaction. Participation in this Plan shall not affect an employee's eligibility to participate in other employee benefit plans of the Company.

       SECTION 7. CONSTRUCTION. This Plan and the Options shall be construed according to the laws of Michigan. Article and section headings are for convenience only, and shall not affect the construction of any provision.

       SECTION 8. SUCCESSORS AND ASSIGNS. This Plan and the Options and agreements pertaining thereto shall be binding on and enforceable by the Company and each optionee, and their successors in interest.

       SECTION 9. EFFECTIVE DATE AND DURATION. This Plan is effective on adoption by the Board of Directors and approval by the shareholders of the Company on May 26, 1994. Options may be granted under this Plan at any time on or before May 25, 2004, but not thereafter.

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













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
PROXY                                                             COMMON STOCK



                              JACOBSON STORES INC.
               1994 ANNUAL MEETING OF SHAREHOLDERS - MAY 26, 1994




The undersigned appoint(s) MARK K. ROSENFELD and FRANK COUZENS, JR. as proxies, each with power of substitution, and authorize(s) them to represent and vote as indicated below all shares of Common Stock of Jacobson Stores Inc. held of record by the undersigned on March 28, 1994, at the 1994 Annual Meeting of Shareholders, to be held May 26, 1994, and at any adjournments thereof.

1.     ELECTION OF DIRECTORS:



             / /  FOR all nominees listed           / /  WITHHOLD AUTHORITY
                  below (except as marked                to vote for all
                  to the contrary below)                 nominees listed
                                                         below


               Class II Directors, to serve until the 1997 Annual Meeting of
               Shareholders:

                      Paul W. Gilbert, Patricia Shontz Longe, Philip H. Power,
               and Robert L. Rosenfeld

               Class III Directors, to serve until the 1995 Annual Meeting of
               Shareholders:

                                Kathleen McCree Lewis and James L. Wolohan


               (To withhold authority to vote for any nominee(s), write
                 that person's name(s) in the following space:)

                        _______________________________


2.     APPROVAL OF STOCK OPTION PLAN:

       Proposal to approve the Jacobson Stock Option Plan of 1994, as set forth in the proxy statement. (See proxy statement pages 13-15 and Appendix.)

           FOR               AGAINST                   ABSTAIN

           / /                 / /                       / /

                  (Continued and to be signed on reverse side)

3.   APPOINTMENT OF AUDITORS:

     Proposal to appoint Arthur Andersen & Co. as auditors for the fiscal year ending January 28, 1995.

            / / FOR            / / AGAINST         / / ABSTAIN

4. In their discretion, the proxies are authorized to vote on any other matters that may properly come before the meeting or any adjournments thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO
DIRECTION IS GIVEN, PROXIES WILL BE VOTED FOR ITEMS 1, 2 AND 3, AND ACCORDING TO THE JUDGMENT OF THE PROXIES ON ALL OTHER MATTERS.

The undersigned acknowledge(s) receipt of the Notice of the 1994 Annual Meeting of Shareholders, the proxy statement for said meeting, and the Annual Report of Jacobson Stores Inc. to its shareholders for the year ended January 29, 1994.

Please sign below exactly as name(s) appear(s) at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or on behalf of a corporation or partnership, please sign in the name of the shareholder, sign your name, and give your title. Unsigned or improperly signed proxies will not be counted.





                                                ________________________________


                                                ________________________________

                                                Dated:  _______________, 1994



PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
ENVELOPE. THIS PROXY WILL NOT BE USED IF YOU ATTEND THE MEETING IN PERSON AND SO REQUEST.

                                  Attachment

                       JACOBSON STOCK OPTION PLAN OF 1994

         This Stock Option Plan of Jacobson Stores Inc., a Michigan corporation (the "Company"), is adopted by the Board of Directors and approved by the shareholders of the Company on May 26, 1994.


                                   ARTICLE I.
                                    PURPOSE

         This Plan is intended to enhance the ability of the Company to retain and attract superior directors, officers and other key personnel and to provide them an incentive to achieve long-term corporate objectives through ownership of stock in the Company.


                                  ARTICLE II.
                       STOCK AND OPTIONS SUBJECT TO PLAN

         SECTION 1. COMMON STOCK. The stock issuable on exercise of Options pursuant to this Plan shall be shares of the Company's Common Stock, par value $1 per share ("Common Stock"). Such shares may be either authorized and unissued shares, or shares held in the treasury of the Company.

         SECTION 2. OPTIONS. Options granted pursuant to this Plan to eligible employees described in Article III, Section 1 ("Employee Options") may be either incentive stock options ("Incentive Stock Options"), within the meaning of Section 422 or any amending or superseding section of the Internal Revenue Code of 1986, as amended (the "Code"), or stock purchase options that do not qualify as Incentive Stock Options ("Nonstatutory Options"; when granted to employees, Nonstatutory Options are referred to as "Nonstatutory Employee Options"). Options granted pursuant to this Plan to Eligible Directors described in Article IV, Section 1 ("Director Options") shall be Nonstatutory Options. Incentive Stock Options and Nonstatutory Options are referred to separately and collectively as "Options".

         SECTION 3. AGGREGATE LIMIT. The aggregate number of shares of Common Stock which may be issued on exercise of Options shall not exceed 400,000 shares, except in the event of any adjustment pursuant to Article V,
Section 3. Any shares of Common Stock subject to an Option that expires or terminates unexercised in whole or in part may be the subject of a new Option or Options.


                                  ARTICLE III.
                                EMPLOYEE OPTIONS

         SECTION 1. ELIGIBILITY. The persons eligible to receive Employee Options shall be such full-time salaried officers and other full-time key employees of the Company or any of its subsidiary corporations (as defined in Section 424 or any amending or superseding section of the Code), as determined by the Employee Option Committee described in Section 4.1 of this Article III. Subject to the limitations in this Plan, Employee Options may be granted on more than one occasion to the same employee. No member of the Employee Option Committee, while a member of such committee, shall be eligible to receive any Employee Options.

         SECTION 2. TERMS OF INCENTIVE STOCK OPTIONS.  All Incentive
Stock Options shall be evidenced by written agreements ("Incentive Stock Option Agreements"). The Incentive Stock Options and Incentive Stock Option Agreements shall contain in substance the terms in Sections 2.1 through 2.8, and may contain such other terms and conditions not inconsistent with this Plan as the Employee Option Committee determines.

         SECTION 2.1. IDENTIFICATION. Each Incentive Stock Option Agreement shall clearly identify the Options covered thereby as Incentive Stock Options.

         SECTION 2.2. NUMBER OF SHARES. Each Incentive Stock Option Agreement shall state the number of shares of Common Stock to which it pertains.

         SECTION 2.3. VESTING AND TERM. Each Incentive Stock Option Agreement shall state the period, if any, before the Option may be exercised, and the term within which the Option may be exercised; provided, that no Incentive Stock Option may be exercised after the expiration of ten years from the date the Option is granted.

         SECTION 2.4. OPTION PRICE. Each Incentive Stock Option Agreement shall state the option price, which shall be not less than the fair market value of the Common Stock at the time the Option is granted.

         SECTION 2.5. EXERCISE OF OPTIONS AND PAYMENT FOR SHARES. Each Incentive Stock Option may be exercised only within the term stated in the Incentive Stock Option Agreement. It shall be exercisable by written notice identifying the Option and stating the number of shares purchased, accompanied by payment of the full purchase price for the shares purchased. Such notice and payment shall be delivered personally or mailed by certified mail to the Treasurer of the Company. Any Incentive Stock Option may be exercised in whole or in part; provided, that not less than 50 shares may be purchased and no fractional shares may be purchased on any partial exercise, except on purchase of all remaining shares covered by the Option.

         SECTION 2.6. NON-TRANSFERABILITY. Each Incentive Stock Option Agreement shall provide that the Option is not transferable by the optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the optionee is exercisable only by the optionee.

        SECTION 2.7. TERMINATION OF EMPLOYMENT. Except as stated in paragraphs (a), (b) and (c) of this Section 2.7, if the employment of the holder of an Incentive Stock Option, with the Company or a subsidiary, terminates or is terminated for any reason whatever, whether by the Company, with or without cause, or by the optionee, all unexercised Incentive Stock Options held by such optionee shall automatically expire at the same time as termination of employment.

                (a) RETIREMENT. If the holder of an Incentive Stock Option retires on or after the optionee's 65th birthday, the optionee may exercise any unexpired Incentive Stock Options held by such optionee within three months after the date of retirement, or until the expiration date stated in the Incentive Stock Option Agreement, whichever occurs first.

                (b) DISABILITY. If the holder of an Incentive Stock Option is permanently and totally disabled (within the meaning of Section 22(e)(3) or any amending or superseding section of the Code) while employed by the Company or a subsidiary, the optionee may exercise any unexpired Incentive Stock Options held by such optionee within one year after the date of such permanent and total disability, or until the expiration date stated in the Incentive Stock Option Agreement, whichever occurs first.

                (c) DEATH. If the holder of an Incentive Stock Option dies while employed by the Company or a subsidiary, the optionee's personal representative, executor or administrator, or person who acquires the right to exercise the Option by bequest or inheritance or by reason of the optionee's death, may exercise any unexpired Incentive Stock Options held by such optionee within one year after the date of death, or until the expiration date stated in the Incentive Stock Option Agreement, whichever occurs first.

        SECTION 2.8. HOLDING PERIOD; DISQUALIFYING DISPOSITIONS. Each Incentive Stock Option Agreement shall provide that no disposition of any shares of Common Stock issuable on exercise of the Option shall be made by the optionee within two years from the date of the grant of the Option nor within one year after the transfer of such shares to the optionee on exercise of the Option. Each optionee shall agree to inform the Company in writing before making any sale, transfer, assignment, or other disposition of any of the shares before the expiration of said holding period.

                SECTION 2.9. 10% SHAREHOLDER. No Incentive Stock Option may be granted to any individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, unless at the time the Option is granted the option price is at least 110% of the fair market value of the Common Stock and the Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                SECTION 2.10. CALENDAR YEAR LIMIT. The aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under all plans of the Company and any subsidiaries) shall not exceed $100,000.

         SECTION 3.  TERMS OF NONSTATUTORY EMPLOYEE OPTIONS.  All
Nonstatutory Employee Options shall be evidenced by written agreements ("Nonstatutory Employee Option Agreements"). The Nonstatutory Employee Options and Nonstatutory Employee Option Agreements shall contain in substance the terms in Sections 3.1 through 3.7, and may contain such other terms and conditions not inconsistent with this Plan as the Employee Option Committee determines.

                SECTION 3.1.   IDENTIFICATION.  Each Nonstatutory
        Employee Option Agreement shall clearly identify the Options covered thereby as Nonstatutory Employee Options.

                SECTION 3.2.   NUMBER OF SHARES.  Each Nonstatutory
        Employee Option Agreement shall state the number of shares of Common Stock to which it pertains.

                SECTION 3.3.   VESTING AND TERM.  Each Nonstatutory
        Employee Option Agreement shall state the period, if any, before the Option may be exercised, and the term within which the Option may be exercised; provided, that no Nonstatutory Employee Option may be exercised after the expiration of ten years from the date the Option is granted.

                SECTION 3.4.   OPTION PRICE.  Each Nonstatutory
        Employee Option Agreement shall state the option price, which may be less than the fair market value of the Common Stock at the time the Option is granted.

                SECTION 3.5. EXCERCISE OF OPTIONS AND PAYMENT FOR SHARES. Each Nonstatutory Employee Option may be exercised only within the term stated in the Nonstatutory Employee Option Agreement. It shall be exercisable by written notice identifying the Option and stating the number of shares purchased, accompanied by payment of the full purchase price for the shares purchased. Such notice and payment shall be delivered personally or mailed by certified mail to the Treasurer of the Company. Any Nonstatutory Employee Option may be exercised in whole or in part; provided, that not less than 50 shares may be purchased and no fractional shares may be purchased on any partial exercise, except on purchase of all remaining shares covered by the Option.

        SECTION 3.6.    NON-TRANSFERABILITY.  Each Nonstatutory
Employee Option Agreement shall provide that the Option is not transferable by the optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the optionee is exercisable only by the optionee.

        SECTION 3.7. TERMINATION OF EMPLOYMENT. Except as stated in paragraphs (a), (b) and (c) of this Section 3.7, if the employment of the holder of a Nonstatutory Employee Option, with the Company or a subsidiary, terminates or is terminated for any reason whatever, whether by the Company, with or without cause, or by the optionee, all unexercised Nonstatutory Employee Options held by such optionee shall automatically expire at the same time as termination of employment.

            (A) RETIREMENT. If the holder of a Nonstatutory Employee Option retires on or after the optionee's 65th birthday, the optionee may exercise any unexpired Nonstatutory Employee Options held by such optionee within one year after the date of retirement, or until the expiration date stated in the Nonstatutory Employee Option Agreement, whichever occurs first.

            (B) DISABILITY. If the holder of a Nonstatutory Employee Option is permanently and totally disabled (within the meaning of Section 22(e)(3) or any amending or superseding section of the Code) while employed by the Company or a subsidiary, the optionee may exercise any unexpired Nonstatutory Employee Options held by such optionee within one year after the date of such permanent and total disability, or until the expiration date stated in the Nonstatutory Employee Option Agreement, whichever occurs first.

            (C) DEATH. If the holder of a Nonstatutory Employee Option dies while employed by the Company or a subsidiary, the optionee's personal representative, executor or administrator, or person who acquires the right to exercise the Option by bequest or inheritance or by reason of the optionee's death, may exercise any unexpired Nonstatutory Employee Options held by such optionee within one year after the date of death, or until the expiration date stated in the Nonstatutory

         Employee Option Agreement, whichever occurs first.

SECTION 4.   ADMINISTRATION.

        SECTION 4.1. COMMITTEE. All aspects of the Plan relating to Employee Options shall be administered by a committee of the Board of Directors of the Company (the "Employee Option Committee"), designated by the Board of Directors. The Employee Option Committee shall consist of not less than two members of the Board of Directors, who shall be appointed for such purpose by the Board. No person shall be eligible to serve on the Employee Option Committee who, during the one year prior to such service or during such service, was granted or awarded equity securities, including any derivative securities, as defined in Rule 16a-1(c) or any amending or superseding rule under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to any other plan of the Company or any of its affiliates; except that recipients of Director Options pursuant to the Jacobson Stock Option Plan of 1983, as amended (the "1983 Plan"), or pursuant to this Plan, or both, shall be eligible to serve on the Employee Option Committee. Members of the Employee Option Committee shall be subject to any additional restrictions necessary to satisfy the requirements for disinterested administration of the Plan, as set forth in Rule 16b-3 or any amending or superseding rule under the Exchange Act. The Board of Directors may remove members from or add members to the Employee Option Committee, and fill vacancies on the Employee Option Committee.

        SECTION 4.2. COMMITTEE DETERMINATIONS. Subject to the provisions of this Plan, the Employee Option Committee shall have full power and authority to make all determinations necessary or advisable with respect to the grant of Employee Options, including without limitation the persons to whom Employee Options shall be granted, the number of shares subject to each Employee Option, the option price, the timing of the grants, whether each Employee Option will be an Incentive Stock Option or Nonstatutory Employee Option, the vesting period, if any, before an Employee Option may be exercised, the term within which it may be exercised, and the other terms and conditions of the Employee Options and the agreements evidencing same. In making its determinations, the Employee Option Committee shall consider recommendations of the senior management of the Company, and may consider any other information it deems material. The Employee Option Committee's determinations need not be uniform, and may be made selectively among persons who receive or are eligible to receive Employee Options, whether or not such persons are similarly situated.

        SECTION 4.3. CONDITIONS OF GRANT. The Employee Option Committee may, in its discretion, as a condition to the grant of any Employee Options, require any employee who is the recipient of such Option to sign an agreement not to compete with the Company or any subsidiary during employment or after termination of employment with the Company or any subsidiary, which agreement may contain such terms and conditions as the Employee Option Committee determines.

         SECTION 4.4. INTERPRETATIONS. The Employee Option Committee shall have full power and authority to interpret and construe this Plan, Employee Options, and the agreements pertaining thereto, and to resolve any questions arising in connection therewith. All decisions by the Employee Option Committee shall be final, conclusive, and binding on all persons, including without limitation the Company, its shareholders, and all persons who may then or thereafter hold any Employee Options or have any interest therein.

         SECTION 4.5. PROCEDURES. The Employee Option Committee may adopt such procedures, rules and regulations as it considers appropriate; may hold meetings at such times and places as it determines; and may act at any meeting on affirmative vote of a majority of the members of the Employee Option Committee, or without a meeting on written authorization or approval of all members of the Employee Option Committee.

         SECTION 4.6. NON-LIABILITY; INDEMNIFICATION. No member of the Employee Option Committee shall be liable to any person for any action or determination in good faith with respect to the Plan or any Employee Options. Each member of the Employee Option Committee shall be entitled to indemnification by the Company with respect to all actions as a member of the Employee Option Committee, to the fullest extent permissible under the Company's bylaws and the laws of Michigan.


                                  ARTICLE IV.
                                DIRECTOR OPTIONS

         SECTION 1. ELIGIBILITY. Each current director of the Company, and each person who hereafter becomes a director of the Company, except any full-time employee of the Company, shall be eligible to receive Director Options as hereinafter set forth, and is referred to as an "Eligible Director."


    SECTION 2.   GRANT OF OPTIONS.

         (a) Each Eligible Director on May 26, 1994 who received Director Options pursuant to the 1983 Plan shall receive Director Options pursuant to this Plan to purchase 500 shares of Common Stock.

             (b) Each Eligible Director on May 26, 1994 who did not receive Director Options pursuant to the 1983 Plan shall receive Director Options pursuant to this Plan to purchase 1,000 shares of Common Stock.

             (c) Each person who becomes an Eligible Director after May 26, 1994 and while this Plan is in effect shall receive, on the date such person becomes an Eligible Director, Director Options to purchase 1,000 shares of Common Stock.

             (d) Immediately after each Annual Meeting of Shareholders, commencing with the 1995 Annual Meeting and continuing as long as this Plan is in effect, each Eligible Director shall receive Director Options to purchase 500 shares of Common Stock; provided, that no person shall receive Director Options pursuant to this paragraph (d) on the same date such person receives Director Options pursuant to paragraph (b) or (c) of this Section 2.

         SECTION 3.   TERMS OF DIRECTOR OPTIONS.    All Director Options
shall be evidenced by written agreements ("Director Option Agreements"). The Director Options and Director Option Agreements shall contain in substance the terms in Sections 3.1 through 3.7.

             SECTION 3.1. IDENTIFICATION. Each Director Option Agreement shall clearly identify the Options covered thereby as Director Options.

             SECTION 3.2. NUMBER OF SHARES. Each Director Option Agreement shall state the number of shares of Common Stock to which it pertains.

             SECTION 3.3. TERM. Each Director Option may be exercised at any time within five years after the date the Option is granted.

             SECTION 3.4. OPTION PRICE. Each Director Option Agreement shall state the option price, which shall be the fair market value of the Common Stock at the time the Option is granted.

             SECTION 3.5. EXERCISE OF OPTIONS AND PAYMENT FOR SHARES. Each Director Option may be exercised only within the term stated in the Director Option Agreement. It shall be exercisable by written notice identifying the Option and stating the number of shares purchased, accompanied by payment of the full purchase price for the shares purchased. Such notice and payment shall be delivered personally or mailed by certified mail to the Treasurer of the Company. Any Director Option may be exercised in whole or in part; provided, that not less than 50 shares may be purchased and no fractional shares may be purchased on any partial exercise, except on purchase of all remaining shares covered by the Director Option.

        SECTION 3.6. NON-TRANSFERABILITY. Each Director Option Agreement shall provide that the Option is not transferable by the optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the optionee is exercisable only by the optionee.

        SECTION 3.7. TERMINATION OF SERVICE.  Except as stated in paragraphs
(a) through (d) of this Section 3.7, if the holder of a Director Option ceases to be a director of the Company for any reason whatever, all unexercised Director Options held by such director shall automatically expire at the same time as termination of service as a director.

        (a) RETIREMENT. If the holder of a Director Option retires pursuant to the Company's retirement policy for directors, the optionee may exercise any unexpired Director Options held by such optionee within one year after the date of retirement, or until the expiration date stated in the Director Option Agreement, whichever occurs first.

        (b) NON-ELECTION. If any director is nominated by the Board of Directors for re-election, but is not re- elected as a director of the Company, due to any cause except such director's resignation or declination to serve, the optionee may exercise any unexpired Director Options held by such optionee within one year after the date of termination of service as a director, or until the expiration date stated in the Director Option Agreement, whichever occurs first.

        (c) DISABILITY. If the holder of a Director Option is permanently and totally disabled (within the meaning of Section 22(e)(3) or any amending or superseding section of the Code), the optionee may exercise any unexpired Director Options held by such optionee within one year after the date of such permanent and total disability, or until the expiration date stated in the Director Option Agreement, whichever occurs first.

        (d) DEATH. If the holder of a Director Option dies, the optionee's personal representative, executor or administrator, or person who acquires the right to exercise the Option by bequest or inheritance or by reason of the optionee's death, may exercise any unexpired Director Options held by such optionee within one year after the date of death, or until the expiration date stated in the Director Option Agreement, whichever occurs first.
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     SECTION 4.   ADMINISTRATION.

        SECTION 4.1. COMMITTEE. If any aspects of the Plan relating to Director Options require administration or interpretation, such administration or interpretation shall be performed by a special committee of the Board of Directors of the Company (the "Director Option Committee"), which shall consist of all members of the Board of Directors who do not have and are not eligible to receive Director Options.

        SECTION 4.2. DECISIONS. All decisions by the Director Option Committee shall be final, conclusive and binding on all persons, including without limitation the Company, its shareholders, and all persons who may then or thereafter hold any Director Options or have any interest therein.

        SECTION 4.3. PROCEDURES. The Director Option Committee may adopt such procedures, rules and regulations as it considers appropriate; may hold meetings at such times and places as it determines; and may act at any meeting on affirmative vote of a majority of the members of the Director Option Committee, or without a meeting on written authorization or approval of all members of the Director Option Committee.

        SECTION 4.4. NON-LIABILITY; INDEMNIFICATION. No member of the Director Option Committee shall be liable to any person for any action or determination in good faith with respect to the Plan or any Director Options. Each member of the Director Option Committee shall be entitled to indemnification by the Company with respect to all actions as a member of the Director Option Committee, to the fullest extent permissible under the Company's bylaws and the laws of Michigan.


                                   ARTICLE V.
                            MISCELLANEOUS PROVISIONS

         SECTION 1. RIGHTS AS A SHAREHOLDER. No holder of any Option shall have any rights as a shareholder of the Company with respect to any shares covered by the Option until the issuance of the shares on exercise of the Option.

         SECTION 2. OPTIONEE'S EMPLOYMENT. No Employee Option and no agreement pertaining thereto shall confer on the optionee any right with respect to continuation of employment, nor affect any right of the Company or any subsidiary to terminate employment.

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
         SECTION 3.         ADJUSTMENTS.

            (A) ANTI-DILUTION. In the event of a stock dividend or distribution, split-up or combination, exchange of shares, recapitalization, merger, consolidation, corporate acquisition or separation, reorganization, or comparable corporate transaction, appropriate adjustments (to be determined by the Board of Directors of the Company or the Employee Option Committee with respect to Employee Options, and to be determined by the Director Option Committee with respect to Director Options) shall automatically be made in the number and/or kind of shares of stock authorized by this Plan deliverable on the exercise of Options, the option price, or any combination thereof, to maintain the proportionate interest of the optionees and preserve the value of the options, so that optionees shall have the right thereafter to receive on the exercise of Options the kind and amount of shares of Common Stock or other securities or property which they would have been entitled to receive if they had exercised the Options immediately prior to the effective time of such transaction.

            (B) LIQUIDATION OR CHANGE IN CONTROL. In the event of any dissolution or liquidation of the Company, or any merger, consolidation, or other corporate transaction, in which the Company is not the surviving entity, the vesting period of all unvested and partially vested Options shall automatically be accelerated, and all such Options shall be exercisable in full immediately prior to the effective time of such transaction. The Company shall give to each holder of Employee Options written notice of such transaction or proposed transaction at least thirty days prior to the effective time of the transaction, or, if thirty days' prior written notice is not feasible, then such notice as is feasible under the circumstances, so that the holders of such Options will have the opportunity to exercise them prior to the effective time of the transaction.

            (C) EXCEPTION. Notwithstanding the provisions of paragraphs (a) and (b) of this Section 3, no adjustment shall be made with respect to Incentive Stock Options that would result in their disqualification as Incentive Stock Options under the applicable provisions of the Code and regulations thereunder.

         SECTION 4. WITHHOLDING. Whenever the Company issues or transfers shares of Common Stock under this Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificates for the shares.






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